UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

US AIRWAYS GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 14, 2012.

US AIRWAYS GROUP, INC. Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 16, 2012

Date: June 14, 2012 Time: 9:00 a.m., EDT

Location: Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

You are receiving this communication because you hold

US AIRWAYS GROUP, INC. shares in the above named company.

111 WEST RIO SALADO PARKWAY This is not a ballot. You cannot use this notice to vote these

TEMPE, AZ 85281

shares. This communication presents only an overview of

the more complete proxy materials that are available to

you on the Internet. You may view the proxy materials

online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

P24916

- See the reverse side of this notice to obtain

M45548 proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to to VIEWor or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special P24916 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the M45549 box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

A ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Nominees to hold office until the 2015 Annual Meeting and until their respective successors have been duly elected and qualified: 01) Matthew J. Hart 02) Richard C. Kraemer 03) Cheryl G. Krongard

B RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. Ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2012.

C ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3. Approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.

D STOCKHOLDER PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4.

4. Stockholder proposal relating to cumulative voting.